UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 25, 2007

MINDSPEED TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50499	01-0616769
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)
4000 MacArthur Boulevard, East Tower
Newport Beach, California 92660-3095
(Address of Principal Executive Offices) (Zip Code)
(949) 579-3000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On September 25, 2007, Mindspeed Technologies, Inc. (the “Company”), through its wholly-owned subsidiary, Mindspeed Development Sub, Inc. (the “Buyer”), completed the previously announced acquisition of certain assets of Ample Communications, Inc. (“Ample”), pursuant to the Asset Purchase Agreement (the “Agreement”), dated as of September 4, 2007, between Buyer and Silicon Valley Bank as agent for itself and Gold Hill Lending Group 03, LP (the “Seller”). The material terms of the transaction, as set forth in the Agreement, were previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2007 (the “September 5th 8-K”). The September 5th 8-K is incorporated herein by reference.
     Seller is a secured creditor of Ample and sold the assets to Buyer in a private foreclosure sale. Pursuant to the terms of the Agreement, Buyer paid $4.6 million in cash for the purchased assets.
     The description of the Agreement does not purport to be complete and is qualified in its entirety by the terms of the Agreement filed as Exhibit 2.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
(i) The consolidated balance sheets as of December 31, 2006 and 2005, and the related consolidated statements of operations, changes in stockholders’ equity, and cash flows for each of the years then ended of Ample Communications, Inc. are attached hereto as Exhibit 99.1 and incorporated herein by reference.
(ii) The unaudited consolidated condensed balance sheet as of June 30, 2007 and June 30, 2006, and the unaudited consolidated condensed statements of operations and cash flows for the six months ended June 30, 2007 and June 30, 2006 of Ample Communications, Inc. are attached hereto as Exhibit 99.2 and incorporated herein by reference.
(b) Pro Forma Financial Information
The unaudited pro forma combined balance sheet as of June 30, 2007, the unaudtied pro forma combined statements of operations for the nine months ended June 30, 2007 and the year ended September 30, 2006, and, in each case the notes thereto shall be filed by amendment to this Report in the time required by Item 9.01 of Form 8-K.
(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of September 4, 2007, by and between Silicon Valley Bank, as agent for itself and Gold Hill Lending Group 03, LP and Mindspeed Development Sub, Inc.

23.1	Consent of Deloitte & Touche LLP

99.1	The consolidated balance sheets as of December 31, 2006 and 2005, and the related consolidated statements of operations, changes in stockholders’ equity, and cash flows for each of the years then ended of Ample Communications, Inc.

99.2	The unaudited consolidated condensed balance sheet as of June 30, 2007 and June 30, 2006, and the unaudited consolidated condensed statements of operations and cash flows for the six months ended June 30, 2007 and June 30, 2006 of Ample Communications, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC.
Date: September 25, 2007	By:	/s/ Simon Biddiscombe
Simon Biddiscombe
Senior Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of September 4, 2007, by and between Silicon Valley Bank, as agent for itself and Gold Hill Lending Group 03, LP and Mindspeed Development Sub, Inc.

23.1	Consent of Deloitte & Touche LLP

99.1	The consolidated balance sheets as of December 31, 2006 and 2005, and the related consolidated statements of operations, changes in stockholders’ equity, and cash flows for each of the years then ended of Ample Communications, Inc.

99.2	The unaudited consolidated condensed balance sheet as of June 30, 2007 and June 30, 2006, and the unaudited consolidated condensed statements of operations and cash flows for the six months ended June 30, 2007 and June 30, 2006 of Ample Communications, Inc.